EXHIBIT 10.2


      AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT AND CONSENT AND WAIVER
      ---------------------------------------------------------------------

THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT AND CONSENT AND WAIVER (the "Amendment") is made as of this 29th day of March, 2004, by and between/among "Borrower" (as defined below) and "Lender" (as defined below).


                                    RECITALS
                                    --------

A. As used herein, the term "Borrower" shall mean the following collectively: New York Health Care, Inc., a New York corporation ("New York Health Care"); and NYHC Newco Paxxon, Inc., a New York corporation.

B. As used herein, the term "Lender" shall mean GE HFS Holdings, Inc., a Delaware corporation, f/k/a Heller Healthcare Finance, Inc.

C. One or more of the entities designated above as "Borrower" are the existing borrowers under a certain Loan and Security Agreement dated as of November 28, 2000, by and between such existing borrowers and Lender (as the same may have been amended, restated or modified from time to time, including by that certain Amendment No. 1 to Loan and Security Agreement and Consent and Waiver dated as of November 26, 2002 by and among Borrower and Lender (the "Amendment No. 1"), and as the same may be amended by this Amendment, the "Loan
------------------
Agreement"). All capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement.

D. Borrower and Lender desire hereby to amend the Loan Agreement as hereinafter provided.

E. In addition, Borrower has informed Lender that New York Health Care desires to make cash distributions to, investments in and/or loans to The
BioBalance  Corporation  ("BioBalance"),  a  wholly owned subsidiary of New York
                           ----------
Health  Care  (the  "Proposed  Transaction").
                     ---------------------

F. Sections 7.7 and 7.9 of the Loan Agreement prohibit Borrower from making loans or advances to, or investments in, any Person (except as otherwise permitted thereby) and Section 8.iii.C(iv) of Amendment No. 1 prohibits Borrower from making any cash distributions to, investments in or loans to BioBalance. In connection with the Proposed Transaction, Borrower has requested that Lender
(a) agree to permit New York Health Care to consummate the Proposed Transaction and (b) waive the prohibitions set forth in Sections 7.7 and 7.9 of the Loan Agreement and Section 8.iii.C(iv) of the Amendment No. 1 in connection with the Proposed Transaction.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower have agreed to the following amendments to the Loan
Agreement:

1.     Recitals.  The  foregoing  recitals, including all terms defined therein,
       --------
are  incorporated  herein  and  made  a  part  hereof.

2.     Loans.  Section  7.7  of  the  Loan  Agreement  is  hereby deleted in its
       -----
entirety,  and  in  its  place  there  is  hereby  inserted  the  following:

          "SECTION 7.7.  LOANS.  Except for loans or advances to any Person that
                         ------
     do not exceed (a) $10,000.00 individually or (b) $100,000.00 in the aggregate, Borrower shall not make loans or advances to any Person, other than (x) trade credit extended in the ordinary course of its business, (y) advances for business travel and similar temporary advances made in the ordinary course of business to officers, stockholders, directors and employees and (z) loans or advances permitted by that certain Amendment No. 2 to Loan and Security Agreement and Consent and Waiver dated as of November 26, 2002 by and among Borrower and Lender ("Amendment No. 2")."
                                                            -----------------

3.     Subsidiaries.  Section 7.9 of the Loan Agreement is hereby deleted in its
       ------------
entirety,  and  in  its  place  there  is  hereby  inserted  the  following:

          "SECTION  7.9.  SUBSIDIARIES.  Borrower shall not form any subsidiary,
                          -------------
     or make any investment in or any loan in the nature of an investment to, any other Person, other than any such investment or loan permitted by Amendment No. 2."

4.     Consent  and  Waiver.  Lender hereby (a) agrees to permit New York Health
       --------------------
Care to consummate the Proposed Transaction and (b) waives the prohibitions set forth in Sections 7.7 and 7.9 of the Loan Agreement and Section 8.iii.C(iv) of Amendment No.1 in connection with the Proposed Transaction, in each case on the terms and subject to the conditions set forth below:

     i. the aggregate amount of proceeds that New York Health Care shall be permitted to receive from the issuance or sale of its capital stock to fund the Proposed Transaction shall not exceed Fifteen Million Dollars ($15,000,000);

     ii. Borrower shall not request, and Lender shall not be required to make, any advances of Loans to the Borrower under the Loan Agreement until all loans to BioBalance have been repaid in full in cash and Lender has received satisfactory evidence of such repayment from Borrower;

     iii. as a result of the consummation of the Proposed Transaction and after giving effect thereto, no Event of Default shall have occurred or be continuing; and

     iv. without limiting any other rights and remedies of Lender under the Loan Agreement or any other Loan Document, any advances of Loans to the Borrower under the Loan Agreement (after the condition set forth in clause (ii) above has been satisfied) shall be subject to Lender's continuing right to withhold from the Borrowing Base reserves, and to increase and decrease such reserves from time to time.

5.     Miscellaneous.
       -------------

     (a)     References.  Upon  the  effectiveness  of  this  Amendment,  each
             ----------
reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

     (b)     Affirmation.  Except  as  specifically  amended  above,  the  Loan
             -----------
Agreement, and all other Loan Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower. Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Loan Agreement, as amended hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Lender's part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

     (c)     No  Waiver.  The  execution,  delivery  and  effectiveness  of this
             ----------
Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, the Loan Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing defaults or Events of Default under the Loan Agreement or other Loan Documents or any of Lender's rights and remedies in respect of such defaults or Events of Default.

     (d)     No  Novation.  This  Amendment  (together  with  any other document
             ------------
executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Loan Agreement.

     (e)     Governing  Law.  This  Amendment shall be governed by and construed
             --------------
in accordance with the laws of the State of Maryland, without regard to any otherwise applicable conflicts of law principles.

     (f)     Headings.  Section  headings  in  this  Amendment  are included for
             --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     (g)     Counterparts.  This  Amendment may be executed in counterparts, and
             ------------
both counterparts taken together shall be deemed to constitute one and the same instrument.

     (h)     Release.  Borrower  hereby  fully,  finally,  and  absolutely  and
             -------
forever releases and discharges Lender and its present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, and whether contingent or matured (collectively, "Claims"): (i) in respect of the Loan Agreement, the Loan Documents, or the actions or omissions of Lender in respect of the Loan Agreement and the Loan Documents; and (ii) arising from events occurring prior to the date of this Amendment. The foregoing release and discharge shall, automatically and without further action of the Borrower, be deemed renewed as of the date of each advance of Loan proceeds with respect to all Claims in respect of the Loan Agreement, the Loan Documents, or the actions or omissions of Lender in respect of the Loan Agreement and the Loan Documents and arising from events occurring prior to the date of such advance.

     (i)     Indemnity.  Borrower hereby indemnifies and covenants and agrees to
             ---------
defend and hold Lender and its Affiliates harmless from and against all losses, costs and expenses, including reasonable attorneys' fees (including both in-house and outside counsel), incurred by reason of any action, suit, proceeding, hearing, motion, subpoena or application before any court or administrative body in which Lender or its Affiliates may be or become involved, whether as parties, witnesses or otherwise, by reason of this Amendment, the Loan Agreement or any of the other Loan Documents or the transactions contemplated thereby.

IN WITNESS WHEREOF, intending to be legally bound, and intending that this instrument constitute an instrument executed under seal, the parties have caused this Amendment to be executed as of the date first written above.

                              LENDER:

                              GE  HFS  HOLDINGS,  INC.
                              F/K/A  HELLER  HEALTHCARE  FINANCE,  INC.
                              a  Delaware  corporation


                              By:  /s/  Hanes  Whiteley
                                   ----------------------------
                              Name:  Hanes  Whiteley
                              Title:  Vice  President

                              BORROWER:

                              NEW  YORK  HEALTH  CARE,  INC.
                              a  New  York  corporation


                              By:  /s/  Jacob  Rosenberg
                                 ------------------------------
                              Name:  Jacob  Rosenberg
                              Title:  Chief  Operating  Officer

                              NYHC  NEWCO  PAXXON,  INC.
                              a  New  York  corporation


                              By:  /s/  Jacob  Rosenberg
                                 ------------------------------
                              Name:  Jacob  Rosenberg
                              Title:  Chief  Operating  Officer